UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02409

THE MEXICO FUND, INC.

(Exact name of registrant as specified in charter)

1900 K STREET, N.W.,

WASHINGTON, DC 20006

(Address of principal executive offices) (Zip code)

José Luis Gómez Pimienta

77 ARISTOTELES STREET, 3RD FLOOR

POLANCO D.F. 11560 MEXICO

(Name and address of agent for service)

Copies to: Sander M. Bieber

Dechert LLP

1900 K STREET, N.W.,

WASHINGTON, DC 20006

Registrant’s telephone number, including area code: 202-261-7941

Date of fiscal year end: October 31, 2013

Date of reporting period: October 31, 2013

Item 1.	Reports to Stockholders.

A copy of the Registrant’s annual report to stockholders for the period ending October 31, 2013 transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is provided below.

ANNUAL REPORT

October 31, 2013

The Mexico Fund, Inc.

ANNUALREPORTOctober31,2013TheMexicoFund,Inc.

The Mexico Fund, Inc.

Managed Distribution Plan (MDP)

The Board of Directors of the Fund has authorized quarterly distributions under the MDP at an annual rate of 10% of the Fund’s net asset value (“NAV”) per share recorded on the last business day of the previous calendar year. With each distribution, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

The Mexico Fund, Inc.

The Mexico Fund, Inc.

The Fund’s Management

Directors

Emilio Carrillo Gamboa—Chairman

Jonathan Davis Arzac

Edward Djerejian

José Luis Gómez Pimienta

Claudio X. González

Jaime Serra Puche

Marc J. Shapiro

Officers

José Luis Gómez Pimienta—President and Chief Executive Officer

Alberto Osorio—Senior Vice President, Treasurer and Chief Financial Officer

Eduardo Solano—Investor Relations Vice President

Alberto Gómez Pimienta—Operations Vice President

Carlos H. Woodworth—Chief Compliance Officer

Samuel García-Cuéllar—Secretary

Sander M. Bieber—Assistant Secretary

Investment Adviser

Impulsora del Fondo México, S.C.

Custodian

BBVA Bancomer, S.A.

Comerica Bank

Transfer Agent and Registrar

American Stock Transfer & Trust Company, LLC

Counsel

Dechert LLP

Creel, García-Cuéllar, Aiza y Enríquez, S.C.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

This report, including the financial statements herein, is transmitted to stockholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

The Mexico Fund, Inc.

2013 Annual Report

October 31, 2013

Highlights

•	The Fund’s fiscal year 2013 ended on October 31, 2013.

•

The deceleration of the Mexican economy seems to be ending, as gross domestic product (GDP) accelerated to 0.8% during the third quarter of 2013, from -0.6% during the second quarter, both compared with the corresponding previous quarters. For the first nine months of 2013, Mexico’s GDP grew 1.2%, compared with the same period of 2012. Mexican economists estimate that GDP growth will continue to gradually recover to 3.4% during calendar 2014.

•

During fiscal 2013, the Fund’s market price and net asset value (NAV) per share registered total returns[1] of 14.50% and 8.73%, respectively. These returns registered by the Fund compare favorably with returns of 0.57% and -0.84% registered by the Morgan Stanley Capital International (MSCI) Mexico Index and the Bolsa IPC Index, respectively.

•

Despite the recent economic slowdown, investors continue to recognize the Fund’s strong performance and commitment to its Managed Distribution Plan (“MDP”), as well as Mexico’s competitive situation, as shown by the favorable valuation of the Fund’s shares. As of October 31, 2013, the Fund’s market price and NAV per share were $28.81 and $28.30, respectively, reflecting a premium of 1.80%, compared with a discount of 3.73% at the end of fiscal 2012.

•

Since June 2013, the Fund has been issuing additional Fund shares when the Fund is trading at a premium under an Equity Shelf Program (ESP). The ESP is conducted pursuant to a shelf registration statement filed with the Securities and Exchange Commission (SEC). Under the ESP, the Fund issued 608,012 shares during fiscal 2013, resulting in additional available assets of $18,114,247 to enable the Fund to take advantage of additional investment opportunities.

•

The Board has ratified the continuation of the Fund’s MDP during fiscal 2014 at the annual rate of 10% of NAV per share recorded on December 31, 2013. The Fund has declared the fourth distribution of fiscal 2013 to be paid on January 13, 2014 to stockholders of record on December 26, 2013.

[1]

Performance figures for the Fund take into account the reinvestment of distributions; however, performance figures for the Morgan Stanley Capital International (MSCI) Mexico Index and the Bolsa IPC Index do not.

The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The Mexico Fund, Inc.

To Our Stockholders:

We present to you the Fund’s 2013 Annual Report for the year ended October 31, 2013. In this Report, we summarize the period’s prevailing economic, political and market conditions in Mexico and outline the Fund’s investment strategy and resulting performance. We hope you find this Report useful and informative.

Economic and Political Environment

Under the Administration of President Enrique Peña Nieto, who took office on December 1, 2012, Mexican Congress approved the Labor, Public Sector Accounting, Competitiveness Law, Education, Telecommunication, Fiscal and Financial Reforms, which are expected to result in greater flexibility to create jobs, greater transparency, enhanced competition terms and conditions, higher quality teachers, greater competition in the telecommunications sector, higher tax collection and credit penetration, respectively, among other benefits. In addition, the Mexican Congress recently approved the Energy Reform, which is the most important economic reform, because of its potential growth, since the North American Free Trade Agreement (NAFTA) was signed in 1994. Several constitutional changes were implemented to allow private sector investments in areas that were reserved exclusively to Petróleos Mexicanos (Pemex), the Mexican state-owned oil company, for the past 75 years. The Energy Reform is expected to reverse eight years of declining oil production and place Mexico within the world’s top five crude oil exporting countries. Still pending, but likely to be implemented soon, is the Political Reform. All these structural reforms are intended to boost Mexico’s economic growth.

In the international arena, equity markets continue to be affected by the uncertainty resulting from the fiscal and solvency problems in the Eurozone and, in the United States, by concerns regarding a government shutdown, difficulty to increase the debt ceiling and the tapering of the monetary policy. Despite these external adverse factors, Mexico continues to distinguish itself from other emerging markets by having a solid macroeconomic framework and the additional growth potential that may come from the implementation of the structural reforms. Mexico maintains healthy public sector finances, with a modest fiscal deficit that during calendar 2012 was equivalent to 2.6% of GDP. Also, Mexico’s current account has a deficit of around 1.7% of GDP and the Mexican financial system is in a healthy situation, as current levels of capital of commercial banks represent around 16% of assets, twice the amount required by the regulator.

The deceleration of the Mexican economy seems to be ending, as Mexico’s GDP accelerated to 0.8% during the third quarter of 2013, from -0.6% during the second quarter, both compared with the corresponding previous quarters. For the first nine months of 2013, Mexico’s GDP grew 1.2%, compared with the same nine-month period of 2012. We believe the economic deceleration was mostly attributed to temporary factors such as the deceleration of the US industrial sector, slow growth in the global manufacturing industry and, with respect to Mexico, a stagnation of public sector investment and expenditures, which is typical of the first year of a Presidential administration. Also, during the third quarter of calendar 2013, there was a negative effect from two storms that impacted Mexico’s two coastal areas. Mexican economists estimate that GDP growth will continue to gradually recover to 3.3% during calendar 2014.

The Mexico Fund, Inc.

Recognizing the weakness of the Mexican economic activity, the Mexican Central Bank reduced the domestic reference interest rates, from 4.50% (level that prevailed since July 17, 2009 until March 8, 2013) to 3.50% at the end of October 2013. The Central Bank announced that there is no intention to further reduce interest rates in the near term. As a result, the interest rate paid by 28-day Cetes (Treasury Bills) decreased from 4.22% at the end of fiscal 2012 to a minimum historical level of 3.40% at the end of October 2013, while the 10- and 30-year bonds paid interest rates of 6.07% and 7.33%, respectively, also at the end of October 2013. Analysts estimate that the rate of 28-day Cetes will remain near 3.50% during the next months and that it will gradually increase to 3.6% at the end of 2014. Mexico’s country risk, as measured by the spread between the yields of Mexican sovereign debt instruments denominated in dollars and traded abroad, versus U.S. Treasury bonds, increased from 137 basis points at the end of fiscal 2012 to 170 basis points at the end of October 2013. Mexico’s country risk of 170 basis points is among the lowest of Latin American countries, slightly higher than that of Chile, which is at 161, and lower than those of Colombia, Brazil and Argentina, which are at 172, 220 and 921 basis points, respectively.

During fiscal 2013, the Mexican peso registered a small appreciation of 0.6% against the U.S. dollar, as the exchange rate decreased from Ps. 13.0949 per dollar at the end of October 2012 to Ps. 13.0217 per dollar at the end of October 2013. This appreciation of the peso occurred despite a volatile performance that resulted from the adverse events mentioned above. Among the factors that explain this positive performance of the Mexican currency are foreign investment in debt instruments (due to the attractive spread between U.S. and Mexican interest rates) and equity securities, high levels of international oil prices, remittances from Mexican citizens living abroad and foreign direct investment (FDI). In recent years, Mexico’s FDI was affected by the global economic deceleration, but it has recovered and for the first half of calendar 2013 it amounted to $23.85 billion, 148% higher than it was during the same period of 2012.

Approximately 56% of this amount came from the acquisition of the Mexican brewer Grupo Modelo (producer of Corona beer) by the Belgian company Anheuser Busch-InBev. FDI is expected to continue flowing, especially to the automotive sector, and is expected to amount to $33.4 billion and $25.4 billion during 2013 and 2014 respectively. Analysts surveyed by the Central Bank at the end of October 2013 believed that the strength of the Mexican peso will continue and estimated that the exchange rate may be Ps. 12.90 at the end of 2013 and Ps 12.74 at the end of 2014.

Mexico’s inflation rate remains under control despite some temporary pressures resulting from a bird-flu outbreak that increased prices of eggs and chicken. For the year ended October 31, 2013, Mexico’s inflation rate was 3.4%, which is consistent with the target set by the Central Bank to achieve annual inflation levels of 3% with a margin of error of ±1%. Analysts remain confident that the Central Bank will continue obtaining positive results in controlling inflation and consider that it will remain within this target, with estimates of 3.7% and 3.9% for calendar years 2013 and 2014, respectively.

The Mexico Fund, Inc.

The Mexican Central Bank continues accumulating international reserves as a result of a capital account surplus that exceeds by far the current account deficit. A total of $10.5 billion in international reserves was accumulated from January 1 until October 31, 2013 for a total amount of $174.1 billion of international reserves at the end of such month. Additionally, Mexico has available credit lines for $73.0 billion from the International Monetary Fund. Together, international reserves and IMF credit lines amount to approximately $247.1 billion, equivalent to 5.5 months of imports, and provide the Central Bank with additional flexibility to manage the monetary policy and may protect against external downside risks.

Management Discussion of Fund’s Performance and Portfolio Strategy

The Fund’s investment strategy and actions to reduce the discount have resulted in positive results. During fiscal 2013, the Fund outperformed the most representative indices of the Mexican equity market and the stock price discount to NAV per share gradually disappeared and converted into a premium. During fiscal 2013, the MSCI Mexico Index and the Bolsa IPC Index registered returns of 0.57% and -0.84%, respectively, while the Fund’s market price and NAV registered returns1 of 14.50% and 8.73%, respectively. During fiscal 2013, the Adviser increased the Fund’s exposure to defensive issuers that may benefit from the implementation of structural reforms and the recovery of the domestic market. The Adviser preferred investments in companies with low debt levels, including those in sectors such as department stores, restaurants, beverages, mining and energy. The Fund also invested in companies of the infrastructure, cement and financial sectors. At the same time, the Fund reduced its exposure to some companies more exposed to the external economy or with certain specific disadvantages in sectors including chemical, conglomerates, airports, health care, telecommunications, media, steel, housing, self-service stores, pawn shops and construction. The Fund does not have exposure to the housing sector.

The following table shows the annualized performance1 of the Fund’s market price and NAV per share as well as that of the two most relevant benchmarks, for periods ended October 31, 2013.

	Years
	One	Three	Five	Ten
Fund’s Market Price	14.50	13.81	26.52	18.85
Fund’s NAV	8.73	9.01	20.77	17.32
Bolsa IPC Index	-0.84	3.03	14.40	15.75
MSCI Mexico Index	0.57	4.00	15.31	14.47

Sources: Impulsora del Fondo México, sc and Lipper Inc.

[1]

Performance figures for the Fund take into account the reinvestment of distributions; however, performance figures for the Morgan Stanley Capital International (MSCI) Mexico Index and the Bolsa IPC Index do not.

The Mexico Fund, Inc.

The following table shows the top five contributors to the outperformance of the Fund’s NAV relative to the Bolsa IPC Index during fiscal 2013. The table is sorted according to the relative contribution of these issuers to the Fund’s outperformance, and shows their market price returns during such period. The Fund maintained an underweight exposure to América Móvil, Peñoles and Walmart Mexico, issuers with negative performances, and an overweight exposure to Grupo Carso and Alfa, issuers with positive returns in excess of 50%.

Top Five Contributors to Relative Performance vs the Bolsa IPC Index

Issuer	Industry	Return	Relative Contribution to Fund Performance	Average Over/Under Weight
América Móvil	Telecommunications	-14.09	2.44	-10.44
Peñoles	Mining	-40.02	1.31	-2.07
Walmart México	Retail	-10.09	1.05	-4.35
Grupo Carso	Conglomerate	59.17	0.87	1.96
Alfa	Conglomerate	50.36	0.77	1.80

The following table shows the top five detractors to the performance of the Fund’s NAV relative to the Bolsa IPC Index during fiscal 2013 and shows their respective market price returns during such period. The Fund maintained an underexposure to four of these five issuers that registered positive performances.

Top Five Detractors from Relative Performance vs the Bolsa IPC Index

Issuer	Industry	Return	Relative Contribution to Fund Performance	Average Over/Under Weight
Televisa	Media	35.38	-1.02	-2.88
Gfnorte	Financial	16.11	-0.52	-1.08
Cultiba	Beverages	-28.21	-0.42	0.93
Gruma	Food	135.34	-0.35	-0.35
Compartamos	Financial	49.19	-0.34	-0.83

The following chart shows the Fund’s portfolio composition by sector, expressed as a percentage of the Fund’s net assets as of October 31, 2013, which amounted to $398.52 million. More detailed information about the Fund’s portfolio is available below in this report.

The Mexico Fund, Inc.

Portfolio Composition by Sector

Percentage of Net Assets,

October 31, 2013

Increased investor demand for Fund shares has resulted in a higher volume of shares traded. During fiscal 2013, a total of 15.31 million shares traded on all US consolidated markets, compared with 7.32 million during fiscal 2012 and with 14.08 million shares outstanding at the end of October 2013.

The average price-to-earnings ratio (PER) of the Mexican equity market at the end of October 2013 was 18.9 times, while the price-to-book value ratio was 3.0 times3. The market capitalization of the Bolsa at the end of October 2013 amounted to $549.8 billion. Mexican listed companies reflected the slowdown of the general economy and the negative effects of the volatile performance of the peso, as described above. During the third quarter of 2013, revenue of listed companies4 increased 1.4%, EBITDA2 increased 4.4% and net income increased 7.8%. These are the first positive figures after two difficult quarters for Mexican listed companies. The Adviser believes that as temporary negative factors have passed, the implementation of the structural reforms and an expected recovery of public sector investment and expenditure will result in higher economic growth and bring about attractive investment opportunities in selected

[2]	EBITDA refers to earnings before interest, taxes, depreciation and amortization.
[3]	Source: Impulsora del Fondo México, S.C. with figures provided by the Mexican Stock Exchange.
[4]	América Móvil was excluded from these figures to avoid a distorting effect from a 45.8% decline on its net income

The Mexico Fund, Inc.

issuers. We will continue to be prudent and look for companies with strong balance sheets with manageable debt levels, positive free cash flows, strong corporate governance policies, high-quality management teams, attractive growth potential and proven business models.

Equity Shelf Program

Since June 2013, the Fund has been issuing additional Fund shares when the Fund is trading at a premium under an Equity Shelf Program (ESP). The ESP is conducted pursuant to a shelf registration statement filed with the Securities and Exchange Commission (SEC). Under the ESP, the Fund issued 608,012 shares during fiscal 2013, resulting in additional available assets, of $18,114,247 to enable the Fund to take advantage of additional investment opportunities.

Efforts to Monitor Fund Stock Price

The Fund continues to maintain and implement the following strategies as part of its ongoing efforts to enhance its stock price valuation:

i)	Under the Fund’s MDP, the Fund pays quarterly distributions at an annual rate of 10% of the Fund’s NAV per share recorded on the last business day of the previous calendar year. See details below.

ii)	The Fund has in place an open market share repurchase policy. See details below.

iii)	In an effort to provide investors with more timely information about the Fund’s assets, since March 2010, the Fund has been publishing, during the first five business days of each month, its portfolio of investments as part of its Monthly Summary Report, which is filed with the SEC on Form 8K and is also available at the Fund’s website. Please see the section captioned “Investors Relations; Reports to Stockholders” below for more information.

During fiscal 2013, the discount between the Fund’s market price and NAV gradually disappeared and turned into a premium of 1.80% at the end of October 2013, compared with a discount of 3.73% at the end of fiscal 2012. Before the implementation of the Fund’s MDP the Fund traded at an average discount of 14.7% during fiscal 2008. There can be no assurance that the Fund’s share price will continue to trade at a market price above NAV.

Declaration of Distributions Under MDP

Under the MDP, the Fund pays quarterly distributions at an annual rate of 10% of the Fund’s NAV per share recorded on the last business day of the previous calendar year. The Fund has maintained this rate of distributions since May 2009 and all distributions paid since then were composed of net investment income and long-term realized capital gains. The Board has ratified the continuation of the Fund’s MDP during fiscal 2014 at the same annual rate of 10%, with distributions to be based on the Fund’s NAV per share as of December 30, 2013. In making this determination, the Board considered all of the relevant facts and circumstances, including both the challenging global economic environment and the value to stockholders of steady cash distributions.

The Mexico Fund, Inc.

Pursuant to the MDP, the Board of Directors has declared a dividend distribution of $0.8648 per share, payable in cash on January 13, 2014 to stockholders of record on December 26, 2013.

For each distribution under the MDP, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Impact of Mexican Fiscal Reform on Fund Stockholders

Currently, the Mexican Income Tax Law provides a tax exemption for gains realized on sales of securities listed on the Mexican Stock Exchange. Under the Tax Bill approved by Congress, starting January 1, 2014, such gains will be subject to a 10% income tax payment for non-residents of Mexico. However, non-resident sellers that reside in a country with which Mexico has in effect a tax treaty (such as the United States) and that are eligible for the benefits of such tax treaty are generally exempt from such tax. The Fund, as an investment company organized in the United States, believes that it is eligible for the benefits of the tax treaty between the United States and Mexico. Therefore, the Fund believes that it should generally be exempt from such tax, although there can be no assurance in this regard. The new Tax Bill also includes a 10% income tax withholding on dividends distributed by companies to non-residents of Mexico, which will apply to profits generated since 2014. Accordingly, the Fund’s Board of Directors and Investment Adviser expect that this new withholding tax will be applicable to some dividend distributions made to the Fund by portfolio companies starting January 1, 2015.

Open Market Repurchases

Under the Fund’s open market share repurchase policy, the Fund may repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to NAV. During fiscal 2013 the discount did not exceed 10% and therefore the Fund did not repurchase Fund shares in open market transactions.

Mandatory Cost Basis Reporting

As of January 1, 2012, U.S. federal law requires that investment companies report certain cost basis information to shareholders of record. For further information (including instructions on how to select a cost basis calculation method other than the “default” method chosen by the Fund), please see the box entitled “Cost Basis Information” on page 23 of this Annual Report.

***

The Mexico Fund, Inc.

We are confident that despite the difficult global economic environment, the solid situation of the Mexican economy will continue to result in attractive investment opportunities in the Mexican equity market. We hope you find this report useful and informative, and we thank you for your continued confidence in the Fund.

Sincerely yours,

José Luis Gómez Pimienta	Emilio Carrillo Gamboa
President	Chairman of the Board

December 19, 2013

The Mexico Fund, Inc.

General Information

Directors’ and Officers’ Biographical Data

Independent Directors

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Director†
Emilio Carrillo Gamboa+ Campos Eliseos 400 Piso 16 Col. Lomas De Chapultepec 11000 México, D.F. México Age: 76	Class III Director	Term expires 2014; Director 1981-1987 and since 2002.

Mr. Carrillo Gamboa served as a director of the Fund from inception of the Fund in 1981 to 1987. He resigned as director in 1987 to become Mexico’s Ambassador to Canada, and was re-elected as a Director of the Fund in 2002.

Mr. Carrillo Gamboa is a prominent lawyer in Mexico with extensive business experience and has been a partner of the Bufete Carrillo Gamboa, S.C. law firm since 1989. He has also served or currently serves on the boards of many Mexican and U.S. companies.

Director, Southern Copper Corporation (copper mining).

The Mexico Fund, Inc.

Independent Directors continued

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Director†
Jonathan Davis Arzac+ c/o Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 61	Class III Director	Term expires 2014, Director since 2011.

From December 2000 to December 2006, Mr. Davis served as President of Mexico’s National Banking and Securities Commission. Since May 2010, Mr. Davis has also served as Chairman of the Macquarie Mexican Infrastructure Fund, a peso-denominated fund focused solely on investment opportunities in Mexican infrastructure projects. Since 2009, Mr. Davis has also been retained by the Audit Committee of Vitro S.A.B. de C.V. as an advisor, to serve as an experto financiero to the Committee (defined under Mexican law as an individual with broad experience as an external auditor, accountant, CFO, controller, or similar experience).

He has also served or currently serves on the boards of several Mexican companies.

None.

The Mexico Fund, Inc.

General Information

Directors’ and Officers’ Biographical Data

Continued

Independent Directors continued

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Director†
Claudio X. González+ c/o Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 79	Class II Director	Term expires 2016; Director since 1981.	Mr. González was President of the Business Coordinating Council of Mexico. He has served as Chairman of the Board (from March 1973 to the present) and Chief Executive Officer (from March 1973 to March 2007) of Kimberly-Clark de México S.A. de C.V., a consumer products company. Mr. González has served on the boards of directors of several prominent U.S. and Mexican companies.	None.

Edward P. Djerejian+ 2027 Sunset Boulevard Houston, Texas 77005 Age: 74	Class II Director	Term expires 2016; Director since 2013.	Amb. Djerejian is a Founding Director of the James A. Baker III Institute for Public Policy at Rice University since August, 1994. He currently serves as Chairman of the Board of Occidental Petroleum Corporation.	Director, Occidental Petroleum Corporation (energy).

The Mexico Fund, Inc.

Independent Directors continued

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Director†
Jaime Serra Puche+ Edificio Plaza Prolongación Paseo de la Reforma 600-103 Santa Fe Peña Blanca 01210 México, D.F. México Age: 62	Class I Director	Term expires 2015; Director since 1997.

Dr. Serra is a Senior Partner of the law and economics consulting firm SAI Consultores, S.C.

Dr. Serra is a former Secretary of Finance for Mexico and he was the minister in charge of negotiations for NAFTA and trade agreements between Mexico and Chile, Bolivia, Venezuela, Colombia and Costa Rica on behalf of the Mexican government.

Formerly, Dr. Serra has served as a Visiting Professor at Princeton University, Stanford University and New York University. He was also Secretary of Trade and Industry (Mexico) and a Distinguished Visiting Associate at the Carnegie Endowment for International Peace. He has a Ph.D. in economics from Yale University. Dr. Serra also serves as Co-Chairman of the President’s Council on International Activities of Yale University.

Director, Vitro, S.A. de C.V. (glass manufacturer); Director, Tenaris (tube producer); Director, Alpek (petrochemical company)

The Mexico Fund, Inc.

General Information

Directors’ and Officers’ Biographical Data

Continued

Independent Directors concluded

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Director†
Marc J. Shapiro+ 707 Travis, 11th Floor Houston, TX 77002 Age: 66	Class I Director	Term expires 2015; Director since 2006.	Since 2003, Mr. Shapiro has served as Non-Executive Chairman of Chase Bank of Texas. Prior to that time, he was Vice Chairman of JPMorgan Chase (banking and financial services).	Director, Kimberly-Clark Corporation (consumer goods); Director, Weingarten Realty Investors (real estate investment).

*	There are no other funds in the Fund Complex.
+	Audit Committee, Contract Review Committee, and Nominating and Corporate Governance Committee member. Member or alternate member of the Valuation Committee.
†	The directorships required to be reported under this column are those held in a company with a class of securities (1) registered pursuant to Section 12 of the Exchange Act, (2) subject to the reporting requirements of Section 15(d) of the Exchange Act, or (3) registered as an investment company under the 1940 Act.

Interested Director

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Director†
José Luis Gómez Pimienta**+ Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 74	President of the Fund; Class II Director	Term expires 2016; Director since 1989.	Mr. Gómez Pimienta has over three decades of experience investing in the Mexican securities market. He has been the President of the Fund since its inception and has also served as a Director since 1989. Mr. Gómez Pimienta has been Chairman of the Board of the Fund’s investment adviser, Impulsora del Fondo México, S.C., since 1987 and Chief Executive Officer since inception.	None.

*	There are no other funds in the Fund Complex.
**	Director is an “interested person” (as defined in the 1940 Act). Mr. Gómez Pimienta is deemed to be an interested director by reason of his affiliation with the Investment Adviser.
+	Member or alternate member of the Valuation Committee.
†	The directorships required to be reported under this column are those held in a company with a class of securities (1) registered pursuant to Section 12 of the Exchange Act, (2) subject to the reporting requirements of Section 15(d) of the Exchange Act, or (3) registered as an investment company under the 1940 Act.

The Mexico Fund, Inc.

Officers Who Are Not Directors

	Position(s) Held With the Fund*	Term of Office+ and Length of Time Served	Principal Occupation(s) During Past Five Years
Alberto Osorio Morales Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 45	Senior Vice President; Treasurer (formerly, Vice President of Finance)	Since 2008. Since 2002. From 1999 to 2002.	Mr. Osorio currently serves as Director General Adjunto (Deputy Director) of the Fund’s investment adviser, Impulsora del Fondo México, S.C. since 2008, and has been an employee of the Adviser since 1991.

Carlos H. Woodworth Ortiz Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 70	Chief Compliance Officer (formerly, Vice President of Corporate Governance) (formerly, Treasurer)	Since 2002. From 2002 to 2008. From 1992 to 2002.	Mr. Woodworth served on the Board of Directors of the Fund’s investment adviser, Impulsora del Fondo México, S.C., as well as Deputy Director of the Adviser, from 1981 to 2008.

Eduardo Solano Arroyo Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 45	Vice President of Investor Relations	Since 1997.	Mr. Solano has served as Director of Economic Research of the Fund’s investment adviser, Impulsora del Fondo México, S.C. since 1997 and has been an employee of the Adviser since 1991.

Alberto Gómez Pimienta Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 47	Vice President of Operations	Since 2009.	Alberto Gómez Pimienta served as Corporate Treasurer for Cargill, Inc. in Mexico from 2006 to 2008. Previously, Mr. Gomez Pimienta served in several positions in Mexican brokerage houses, pension fund administrators and banks. Mr. Gómez Pimienta has over 25 years of experience in the Mexican securities market.

The Mexico Fund, Inc.

General Information

Directors’ and Officers’ Biographical Data

Continued

Officers Who Are Not Directors, concluded

Name, Address and Age	Position(s) Held With the Fund*	Term of Office+ and Length of Time Served	Principal Occupation(s) During Past Five Years
Samuel García-Cuéllar Creel, García-Cuéllar, Aiza y Enriquez, S.C. Paseo de los Tamarindos 60 –3er piso Bosques de las Lomas 05120 México, D.F. México Age: 71	Secretary	Since 1981.	Mr. García-Cuéllar is a partner of Creel, García-Cuéllar, Aiza y Enriquez, S.C., Mexican counsel to the Fund.

Sander M. Bieber 1900 K Street, N.W. Washington, DC 20006 Age: 63	Assistant Secretary	Since 1989.	Partner of Dechert LLP, U.S. counsel to the Fund and the Independent Directors.

*	There are no other funds in the Fund Complex.
+	Officers of the Fund are appointed by the directors and serve at the pleasure of the Board.

The Mexico Fund, Inc.

General Information

Continued

Investment Policy Relating to Temporary Defensive Investments

The Fund generally invests at least 80% of its total assets in equity securities listed on the Mexican Stock Exchange, but may reduce its holdings in equity securities listed on the Mexican Stock Exchange below 80% of its total assets for temporary defensive purposes when unusual market or economic conditions occur.

Investment Policy Relating to Issuers Listed on the Mexican Stock Exchange and Organized Outside of Mexico

The Fund may invest up to 20% of its assets in issuers that are listed on the Mexican Stock Exchange, but which are organized outside of Mexico, provided each such issuer has a subsidiary organized in Mexico.

Concentration Policy

The Fund has a concentration policy that permits it to concentrate its investments in any industry or group of industries in the IPC Index (or any successor or comparable index as determined by the Board to be an appropriate measure of the Mexican market) if, at the time of investment, such industry represents 20% or more of the IPC Index; provided, however, that the Fund will not exceed the IPC Index concentration by more than 5%. At the end of October 2013, no industry group represented 20% or more of the value of the securities included in the IPC Index.

Proxy Voting

Information about how the Fund voted proxies during the twelve-month period ended June 30, 2012 is available, without charge, upon request by calling collect Mr. Eduardo Solano, the Fund’s Investor Relations Vice President, or on the SEC’s website at www.sec.gov. The Fund’s and its Investment Adviser’s proxy voting policies and procedures are on the Fund’s website, www.themexicofund.com under the heading “Corporate Governance”, on the SEC’s website at www.sec.gov, or are available without charge, upon request, by calling Mr. Eduardo Solano. Mr. Solano can be contacted at (+52 55) 5282-8900, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET).

Investor Relations; Reports to Stockholders

Reports and Proxy Statements are published on the Fund’s website, www.themexicofund.com, under the section “Investor Reports.”

Stockholders will receive printed versions of the Fund’s semi-annual and annual reports. This information is also available in the Fund’s quarterly electronic Form N-Q filings submitted to the SEC. Stockholders who wish to receive, electronically upon their dissemination, public reports and press releases regarding the Fund should contact the Fund’s Investor Relations Office via e-mail (see address below). The Fund publishes a Monthly Summary Report which is distributed via e-mail to interested investors and available on the Fund’s website; effective March 2010, the

The Mexico Fund, Inc.

General Information

Continued

Fund also files the Monthly Summary Report with the SEC on Form 8-K. Stockholders may contact the Investment Adviser via telephone, in Mexico City, at (+52 55) 5282-8900. Please ask for Mr. Eduardo Solano, the Fund’s Investor Relations Vice President. Personnel to answer your questions are regularly available from 10:00 am to 3:00 pm and from 5:00 pm to 7:00 pm ET. If you prefer to contact the Fund via e-mail, please direct your e-mail inquiries to investor-relations@themexicofund.com

Below is the contact information of the Fund’s Investor Relations office. Please visit our website for daily information on the Fund’s NAV and market price per share. The Fund’s NYSE trading symbol is MXF.

Eduardo Solano

Investor Relations Vice President

(+52 55) 5282-8900

investor-relations@themexicofund.com

www.themexicofund.com

The Fund’s Distribution Reinvestment and Stock Repurchase Plan and Transfer Agent is:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

(877) 573-4007

(718) 921-8124

www.amstock.com/main

Distribution Reinvestment and Stock Purchase Plan

The Fund’s Distribution Reinvestment and Stock Purchase Plan (“the Plan”) provides a convenient way to increase your holdings in the common stock of the Fund through the reinvestment of distributions paid by the Fund. The Plan includes the following:

(1)	Voluntary Stock Purchase Option. All registered stockholders (regardless of whether they are Plan participants) can make monthly voluntary cash investments in Fund shares through the Plan Agent, American Stock Transfer & Trust Company, LLC (“AST”). The minimum investment for a voluntary cash investment is $25.00; you may vary the amount of your investment as long as it equals or exceeds this $25.00 minimum. There is a fixed transaction fee of $2.50 and a $0.10 per share commission for this service. Optional cash payments can be made online or by mail, as described further in the enclosed brochure. Stockholders can also authorize AST to make automatic withdrawals from a bank account.

(2)	Clarification Regarding Reinvestment of Distributions. Distributions received through the Fund’s Managed Distribution Plan can be reinvested directly in additional Fund shares, regardless of the character of such distributions for accounting and tax reporting purposes.

(3)	Online Enrollment in the Plan. As an alternative to mailing an authorization card to AST, stockholders may enroll in the Plan through AST’s website at www.amstock.com. To have distributions

The Mexico Fund, Inc.

reinvested, stockholder authorization must be received by AST by the record date for a given distribution.

(4)	Withdrawal from the Plan. Stockholders may withdraw from the Plan by notifying AST. If a request for withdrawal is received by AST more than three (3) business days before a distribution payment date that distribution will be paid out in cash.

(5)	Amendment of Plan. The Fund reserves the right to amend or supplement the Plan at any time, but only by mailing to participants appropriate written notice at least thirty (30) days prior to the effective date thereof, except when necessary to comply with applicable laws or the rules or policies of the Securities and Exchange Commission or other regulatory authority.

The Plan brochure can be accessed through AST’s or the Fund’s website, at www.amstock.com or www.themexicofund.com. If you have any questions, please contact AST at 1-877-573-4007 or 1-718-921-8124. You may also contact AST via mail at:

American Stock Transfer & Trust Company, LLC

Attention: Plan Administration Department

PO Box 922

Wall Street Station

New York, NY 10269-0560

If you are a Fund shareholder of record, you may enroll in the Plan by mail or online at www.amstock.com. Please contact AST for further information or to request an authorization card for enrollment. If your shares are held in nominee or “street name” through a broker, bank or other nominee who does not provide an automatic reinvestment service and you wish to have distributions reinvested in shares of the Fund, you must notify such nominee and request that the change be made on your behalf or that your shares be re-registered in your own name.

You may withdraw from the Plan without penalty at any time by notice to AST. If your request to withdraw from the Plan is received more than three business days before any distribution payment date, then that distribution will be paid out in cash. If your request to withdraw from the Plan is received less than three business days prior to any distribution payment date, then that distribution will be reinvested. However, all subsequent distributions would be paid out in cash on all balances. Should you choose to withdraw any shares from the Plan or discontinue your participation in the Plan, you will receive a certificate or certificates for the appropriate number of full shares, along with a check in payment for any fractional share interest you may have. The payment for the fractional shares will be valued at the market price of the Fund’s shares on the date your termination is effective. In lieu of receiving a certificate, you may request the Plan Agent to sell part or all of your shares at market price and remit the proceeds to you, net of any brokerage commissions.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of common stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be

The Mexico Fund, Inc.

General Information

Concluded

specified by the Fund’s Board (the valuation date), the market price of the common stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of common stock, the Plan Agent will invest the distribution in newly issued shares of common stock, which will be valued at the greater of NAV per share or the current market price on the valuation date. If on the valuation date, the market price of the common stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy common stock in the open market. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If you have any questions concerning the Plan, or would like a hard copy of the Plan brochure, please contact AST using the contact information listed above.

New York Stock Exchange Certifications

The Fund is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the NYSE. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s President and Treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund’s 2013 annual meeting of stockholders, it filed an annual certification with the NYSE stating that its President was unaware of any violation of the NYSE’s Corporate Governance listing standards.

Electronic Delivery of Fund Materials

We encourage our stockholders to receive Fund materials via e-mail in order to save on printing expenses and contribute to saving the environment. Please inform about your preference for electronic delivery to your broker (if you are holding your shares in street name) or by sending us an e-mail to investor-relations@themexicofund.com.

The Mexico Fund, Inc.

Cost Basis Information

Beginning with the 2012 calendar year, the Fund is required to report to shareholders of record and the Internal Revenue Service, annually on Form 1099-B, not only the gross proceeds of Fund shares sold, but also their cost basis, for shares purchased or acquired on or after January 1, 2012. Cost basis will be reported using the Fund’s default method of first-in-first-out (“FIFO”), unless the shareholder of record instructs the Fund to use an average cost method for their shares purchased or acquired on or after January 1, 2012. Alternatively, a shareholder can generally supply instructions for specific lot identification for a given transaction.

If your Fund shares are registered in your name and you wish to elect an average cost method rather than the default method of FIFO, you may do so by downloading a form that is available on the Fund’s website, www.themexicofund.com, under the section “Services”, and mailing it to the Fund’s Transfer Agent at the address indicated on the form. If you hold Fund shares through a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you wish to supply instructions for specific lot identification for shares purchased or acquired on or after January 1, 2012, please contact the Fund’s Transfer Agent at (800) 937-5449.

The Mexico Fund, Inc.

Schedule of Investments

as of October 31, 2013

Shares Held		Value (Note 1)	Percent of Net Assets
	COMMON STOCK - 91.57%
	Airports
700,000	Grupo Aeroportuario del Sureste, S.A.B. de C.V. Series B	$8,383,314	2.10%
1,500,000	Grupo Aeroportuario del Centro Norte , S.A.B. de C.V. Series B	5,122,603	1.29

		13,505,917	3.39

	Beverages
1,500,000	Arca Continental, S.A.B. de C.V.	8,921,646	2.24
2,900,000	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	27,181,167	6.82
2,215,000	Organización Cultiba, S.A.B. de C.V. Series B	4,592,718	1.15

		40,695,531	10.21

	Building Materials
29,000,000	Cemex, S.A.B. de C.V. Series CPO	30,911,479	7.76

	Chemical Products
4,150,000	Alpek, S.A.B. de C.V. Series A (b)	9,022,363	2.26
3,190,000	Mexichem, S.A.B. de C.V.	13,348,726	3.35

		22,371,089	5.61

	Construction and Infrastructure
1,650,000	Empresas ICA, S.A.B. de C.V. (a)	3,138,645	0.79

	Consumer Products
6,000,000	Kimberly-Clark de México, S.A.B. de C.V. Series A (b)	18,278,719	4.59

	Energy
1,200,000	Infraestructura Energética Nova, S.A.B de C.V.	4,744,081	1.19

	Financial Groups
1,200,000	Banregio Grupo Financiero, S.A.B. de C.V. Series O	6,661,803	1.67
4,649,930	Grupo Financiero Banorte, S.A.B. de C.V. Series O	29,738,526	7.46
4,500,000	Grupo Financiero Santander Mexicano, S.A.B de C.V. Series B	12,620,472	3.17

		49,020,801	12.30

	Food
600,000	Gruma, S.A.B. de C.V. Series B (a)	4,120,199	1.03
3,000,000	Grupo Bimbo, S.A.B. de C.V. Series A	10,097,760	2.53
1,000,000	Grupo Herdez, S.A.B. de C.V.	3,484,952	0.88
3,000,000	Grupo Lala, S.A.B. de C.V. Series B (a)	6,676,548	1.68

		24,379,459	6.12

See Notes to Financial Statements.

The Mexico Fund, Inc.

Shares Held		Value (Note 1)	Percent of Net Assets
	COMMON STOCKS - concluded
	Holding Companies
10,000,000	Alfa, S.A.B. de C.V. Series A (b)	$27,477,211	6.90%
1,620,000	Grupo Carso, S.A.B. de C.V. Series A1 (b)	8,732,178	2.19
700,000	KUO, S.A.B. de C.V. Series B	1,362,725	0.34

		37,572,114	9.43

	Media
2,000,000	Grupo Televisa, S.A.B. Series CPO	12,241,105	3.07

	Mining
7,750,000	Grupo México, S.A.B. de C.V. Series B (b)	24,526,560	6.15

	Restaurants
2,500,000	Alsea, S.A.B. de C.V.	7,790,841	1.95

	Retail
1,500,000	El Puerto de Liverpool, S.A.B. de C.V. Series C-1	16,231,752	4.07
2,740,000	Grupo Comercial Chedraui, S.A.B. de C.V. Series B	8,585,054	2.16
7,540,000	Wal-Mart de México, S.A.B. de C.V. Series V	19,640,815	4.93

		44,457,621	11.16

	Stock Exchange
3,200,000	Bolsa Mexicana de Valores, S.A.B. de C.V. Series A	7,642,627	1.92

	Telecommunications Services
22,000,000	América Móvil, S.A.B. de C.V. Series L	23,652,826	5.93

	Total Common Stock (Identified cost - $276,724,161)	$364,929,415	91.57%

Principal Amount	SHORT-TERM SECURITIES - 10.57%
	Repurchase Agreements
$27,165,321	BBVA Bancomer, S.A., 3.47%, dated 10/31/13, due 11/01/13 repurchase price $27,167,940 collateralized by BPAG28 (Bonds issued by the Mexican Government), interest rate 3.77%, due 11/14 /13. Value of collateral $27,426,432	$27,165,321	6.82%

See Notes to Financial Statements.

The Mexico Fund, Inc.

Schedule of Investments

as of October 31, 2013

Concluded

Principal Amount		Value (Note 1)	Percent of Net Assets
	SHORT-TERM SECURITIES - concluded
	Time Deposits
$14,934,972	Comerica Bank, 0.04%, dated 10/31/13, due 11/01/13	$14,934,972	3.75%

	Total Short-Term Securities (Identified cost - $42,100,293)	42,100,293	10.57

	Total Investments (Identified cost - $318,824,454)	407,029,708	102.14
	Liabilities in Excess of Other Assets	(8,512,210)	(2.14)

	Net Assets Equivalent to $28.30 per share on 14,084,087 shares of capital stock outstanding	$398,517,498	100.00%

(a)	Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b)	A member of the Fund´s Board of Directors also serves as a member of the company´s board of directors.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Assets and Liabilities

as of October 31, 2013

Assets:
Investments:
Securities, at value:
Equity Securities (identified cost - $276,724,161)	$364,929,415
Short term securities (identified cost - $42,100,293)	42,100,293

Total investments (identified cost - $318,824,454)	$407,029,708
Dividends receivable	652,373
Receivables from securities sold	284,281
Interest receivable	334,163
Prepaid expenses	301,631

Total assets	408,602,156

Liabilities:
Payable to Investment Adviser (Notes 2 and 3)	357,114
Accrued expenses and other liabilities	296,627
Payables for securities purchased	9,430,917

Total liabilities	10,084,658

Net Assets - Equivalent to $28.30 per share on 14,084,087 shares of capital stock outstanding	$398,517,498

Composition of Net Assets:
Common Stock	$14,084,087
Additional paid-in capital	286,819,488
Undistributed net investment income	1,742,097
Accumulated net realized gain on investments	7,671,460
Unrealized appreciation of investments and translation of assets and liabilities in foreign currency	88,200,366

$398,517,498

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Operations

For the Year ended October 31, 2013

Net Investment Income:
Income:
Dividends	$6,250,869
Interest	715,528

Total income	$6,966,397

Expenses:
Investment advisory fee	3,875,659
Administrative services	471,976
Legal fees	441,747
Directors’ fees	347,500
Printing, distribution and mailing of stockholder reports	170,113
Audit and tax fees	160,000
Directors’ and Officers’ expenses	95,759
Insurance	74,243
Stockholders’ information	69,427
Custodian fees	54,644
Chief Compliance Officer fees	30,000
Transfer agent and dividend disbursement fees	28,200
Stock exchange fees	25,000
Miscellaneous	45,275

Operating expenses	5,889,543

Net investment income	1,076,854

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions:
Net realized gain on investments	43,349,616
Net realized gain from foreign currency transactions	572,943

Net realized gain on investments and foreign currency transactions	43,922,559
(Decrease) increase in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency:
Decrease in net unrealized appreciation on investments	(11,354,683)
Increase in net unrealized appreciation on translation of assets and liabilities in foreign currency	14,543

Decrease in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency	(11,340,140)

Net Increase in Net Assets Resulting from Operations	$33,659,273

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Changes in Net Assets

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,076,854	$1,516,143
Net realized gain on investments and foreign currency transactions	43,922,559	28,520,677
(Decrease) increase in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency	(11,340,140)	48,732,725

Net increase in net assets resulting from operations	33,659,273	78,769,545
Dividends to stockholders from net investment income	(2,001,632)	(1,715,791)
Distributions to stockholders from net realized gain on investments	(37,748,923)	(33,143,894)

	(6,091,282)	43,909,860

From Capital Share Transactions:
Net increase in capital stock (Note 5)	21,649,007	—

	21,649,007	—

Total increase in net assets	15,557,725	43,909,860

Net Assets:
Beginning of year	382,959,773	339,049,913

End of year (including undistributed net investment income of $1,742,097 and $2,093,932 respectively)	$398,517,498	$382,959,773

See Notes to Financial Statements.

The Mexico Fund, Inc.

Financial Highlights

	For the Year Ended October 31,
	2013	2012	2011	2010		2009
Per Share Operating Performance:
Net asset value, beginning of year	$28.66	$25.37	$29.50	$22.97		$19.41

Net investment income*	0.08	0.12	0.24	0.17		0.06
Net gain (loss) on investments and translation of foreign currency*	2.47	5.78	(1.34)	8.48		6.71

Total from investment operations*	2.55	5.90	(1.10)	8.65		6.77

Less Dividends and Distributions:
Dividends to stockholders from net investment income	(0.15)	(0.13)	(0.10)	(0.11)		(0.06)
Distributions to stockholders from net realized gain on investments	(2.79)	(2.48)	(2.94)	(2.24)		(3.25)

Total dividends and distributions	(2.94)	(2.61)	(3.04)	(2.35)		(3.31)

Capital Share Transactions:
Effect on NAV of stock repurchased	—	—	0.01	0.21		0.10
Payment of short-swing profit****	—	—	—	0.02		—
Anti-dilutive effect resulting from issuance of fund shares	0.03	—	—	—		—

Total capital share transactions	0.03	—	0.01	0.23		0.10

Net asset value, end of period	$28.30	$28.66	$25.37	$29.50		$22.97

Market value per share, end of period	$28.81	$27.59	$23.53	$26.87		$20.07

Total investment return based on market value per share**	14.50%	30.08%	(1.76)%	47.13%		48.59%
Ratios to Average Net Assets:
Expenses	1.42%	1.49%	1.42%	1.47	%***	1.72%
Net investment income	0.26%	0.43%	0.83%	0.64%		0.35%
Supplemental Data:
Net assets at end of period (in 000’s)	$398,517	$382,960	$339,050	$395,337		$330,232
Portfolio turnover rate	35.53%	30.94%	25.18%	29.96%		51.15%

*	Amounts were computed based on average shares outstanding during the period.
**	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the last business day of each year reported. Dividends and distributions, if any, are assumed to be reinvested in accordance with the Fund’s Distribution Reinvestment and Stock Purchase Plan.
***	Net of expense reimbursement representing 0.02%.
****	Represents payment made to the Fund by a Fund Director for profits realized by the Fund Director on sales of Fund shares made within a period of less than six months from purchase.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Notes to Financial Statements

October 31, 2013

1.	Operations and Significant Accounting Policies:

The Mexico Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end non-diversified management investment company. The investment objective of the Fund is to seek long-term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Valuation of investments — Investments in which the principal exchange is on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last twenty minutes of operations in any business day. Investments in which the principal exchange is on the NASDAQ Stock Market and the New York Stock Exchange are valued at the NASDAQ official closing price and the last sale price, respectively. Short-term securities with remaining maturities of less than 60 days at the time of purchase are carried at amortized cost, which approximates fair value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund´s valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value.

GAAP establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund´s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund´s investments and are summarized in the following fair value hierarchy:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. An investment´s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

The Mexico Fund, Inc.

Notes to Financial Statements

October 31, 2013

Continued

The following is a summary of the inputs used as of October 31, 2013, in valuing the Fund’s investments in securities:

Valuation Inputs	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
ASSETS:
Investments in Securities:
Equity Investments (a)	$364,929,415	—	—	$364,929,415
Short Term Investments (b)	—	$42,100,293	—	$42,100,293

Total Investments in Securities	$364,929,415	$42,100,293	—	$407,029,708

(a)	For detailed industry descriptions, see the accompanying Schedule of Investments.
(b)	These assets consist of time deposits and repurchase agreements with maturities of one business day. They are classified as Level 2 solely as a result of the Fund´s valuation technique for short-term investments, using amortized cost which approximates fair value, instead of quoted prices in active markets, and thereby may not present any higher risk than Level 1 assets.

During the year ended October 31, 2013, there were no transfers of investments between fair value levels.

Security transactions and investment income — Security transactions are recorded on the date on which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

Foreign Currency — The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos (“Ps.”) was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at October 31, 2013 was Ps.13.0217 to $1.00.

The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange for cash, payment of services or non-functional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions and the

The Mexico Fund, Inc.

difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amount actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

Repurchase Agreements — The Fund enters into repurchase agreements with approved institutions. The Fund´s repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and Impulsora del Fondo México, S.C. (the “Adviser”) monitors the credit standing of repurchase agreement counterparties. It is the Fund´s policy that the fair value of the collateral be at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Realized gains and losses on investments — Realized gains and losses on investments are determined on the identified cost basis.

Taxes — No provision has been made for U.S. income or excise taxes for the year ended October 31, 2013 on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the “Code”), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its stockholders.

GAAP prescribes the minimum recognition threshold a tax position must meet before being recognized in the financial statements. An assessment of the Fund’s tax positions has been made and it has been determined that there is no impact to the Fund’s financial statements.

Each of the Fund´s federal income tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Dividends to stockholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment income as reflected in the accompanying financial statements is presented in accordance with accounting principles generally accepted in the United States. Net realized gains from security transactions are distributed annually to stockholders.

Dividends to stockholders — Cash dividends are recorded by the Fund on the ex-dividend date.

Risks of Investment in Mexican Securities — Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets, (2) currency fluctuations, (3) higher rates of inflation and domestic interest rates and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

The Mexico Fund, Inc.

Notes to Financial Statements

October 31, 2013

Continued

The Mexican Stock Exchange is a concentrated market. A large percentage of the value of the Mexican securities market is currently represented by certain industry sectors, in particular, the communications industry. Also, a certain individual has a controlling interest in companies representing around 24% of the market capitalization of the Mexican Stock Exchange. As of October 31, 2013, the Fund held investments representing 8.12% of its net assets in two of these companies (Grupo Carso and América Móvil). The value of the Mexican Stock Exchange may be subject to greater volatility than markets that are less concentrated. Any factors or events which impact this individual could have negative repercussions for the issuers in which he holds a controlling interest, including certain Fund investments and the Mexican Stock Exchange as a whole.

2.	Investment Advisory Agreement:

The Fund has a management contract with the Adviser, a Mexican company registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund’s stated investment policies. The Fund pays the Adviser a monthly fee at the annual rate of 1.00% on the first $200 million of average daily net assets, 0.90% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million.

3.	Fund Services Agreement:

The Fund has entered into a Fund Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including among other activities, the determination and publication of the net asset value of the Fund, the maintenance of the Fund’s books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The Fund pays the Adviser a monthly fee at the annual rate of 0.11% on the first $600 million of average daily net assets, and 0.09% on the excess over $600 million, with a minimum amount of $450,000 per year.

The Mexico Fund, Inc.

4.	Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2013 were as follows:

Purchases
Common Stock	$138,112,970

Total Purchases	$138,112,970

Proceeds from Investments Sold
Common Stock	$185,165,839

Total Sales	$185,165,839

5.	Capital Stock:

At October 31, 2013, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 14,084,087 shares were outstanding.

The Fund offers a Distribution Reinvestment and Stock Purchase Plan (“Plan”) to its stockholders. Fund stockholders are automatically enrolled as participants in the Plan unless they notify the Fund´s transfer agent otherwise. In accordance with the terms of the Plan, for the year ended October 31, 2013, the Fund issued 113,219 shares at $31.62, resulting in net proceeds to the Fund of $3,579,636.

On June 7, 2013, the Fund filed a Registration Statement with the Securities and Exchange Commission (“SEC”), in order to be able to offer, from time to time and subject to market conditions, its shares of common stock at a price equal to or greater than the Fund’s net asset value (“NAV”) per share at the time of the offer, exclusive of any underwriting commissions or discounts. In accordance with the terms of the Registration Statement, for the year ended October 31, 2013, the Fund issued 608,012 shares at market prices above NAV, resulting in net proceeds to the Fund of $18,069,371. Offering costs of approximately $228,000, related to the issuance of these shares, were charged against the Fund´s Additional paid in capital during 2013.

6.	Distributions to Stockholders:

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses.

The Mexico Fund, Inc.

Notes to Financial Statements

October 31, 2013

Concluded

The Fund may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Fund’s net asset value. Any such reclassifications are not reflected in the financial highlights. For the fiscal year ended October 31, 2013, $573,067 was reclassified within the capital accounts from Accumulated Net Realized Gain on Investments to Undistributed Net Investment Income.

On August 12, 2008, the Fund received authorization from the SEC which permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, the Board of Directors approved the implementation of a Managed Distribution Plan (“MDP”) to make quarterly cash distributions to stockholders. Under the plan, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid in capital.

The Board of Directors has authorized quarterly distributions under its MDP to an annual rate of 10% of net asset value as of the last business day of the previous calendar year.

The tax character of distributions paid during the fiscal year ended October 31, 2013 and October 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$2,282,376	$1,716,162
Long term capital gains	37,468,179	33,143,523

Total distributions paid	$39,750,555	$34,859,685

As of October 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Net long term capital gains	$6,288,641
Undistributed ordinary income	5,199,530
Unrealized appreciation	86,125,743

Total accumulated earnings	$97,613,914

As of October 31, 2013, the cost of investments for federal income tax purposes was $320,899,067. Gross unrealized appreciation of investments was $93,615,896 and gross unrealized depreciation of investments was $7,485,255, resulting in net unrealized appreciation on investments of $86,130,641, excluding foreign currency transactions.

The Mexico Fund, Inc.

7.	Stock Repurchases:

In June 2009, the Board authorized the Fund’s investment adviser to repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to net asset value. During the years ended October 31, 2013 and October 31, 2012, the Fund did not repurchase shares in the open market.

8.	Commitments and Contingencies:

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties or provide general indemnifications. The Fund´s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

9.	Subsequent Events:

Subsequent to October 31, 2013, the Fund declared a distribution of $0.8648 per share payable on January 13, 2014 to stockholders of record on December 26, 2013.

The Mexico Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

The Mexico Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Mexico Fund, Inc. (the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 19, 2013

The Mexico Fund, Inc.

Tax Information

(Unaudited)

In order to meet certain requirements of the Internal Revenue Code, we are advising you that the Fund designates $37,468,179 as long term capital gain distributions made during the fiscal year ended October 31, 2013, which, assuming you are a non-corporate taxpayer, are subject to a maximum tax rate of either 15% or 20% (depending on whether your income exceeds certain threshold amounts). Of this amount $6,086,329 was attributable to gains from the fiscal year ended October 31, 2012.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund designates 100% of the ordinary income dividends as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2013. The information reported herein may differ from the information and distributions taxable to the stockholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns will be included with your form 1099-DIV to be received under separate cover in January 2014.

The Mexico Fund, Inc.

Privacy Policy

This privacy notice is not a part of the shareholder report.

The Mexico Fund, Inc. appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law.

We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

Collection of Information

We collect Information about you from the following sources:

Information we receive from you on applications or other forms;

Information about your transactions with us, and

Information, if any, we receive from a consumer reporting agency.

Disclosure of Information

We do not disclose any Information about our customers or former customers to third parties, except as permitted by law. We may disclose all of the Information we collect, as described above, to companies that perform Fund accounting and/or marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

Access to Information

We restrict access to your Information except to the extent necessary to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your Information.

Our privacy policy applies only to those individual investors who have a direct customer relationship with us. If you are an individual stockholder of record of the Fund, we consider you to be a customer of the Fund. Stockholders purchasing or owning shares of the Fund through their bank, broker or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policies may apply to you and the Fund’s may not.

www.themexicofund.comMXFLISTEDNYSE

Item 2.	Code of Ethics.

(a) The Board of Directors of the Registrant adopted a Code of Ethics on September 17, 2003 applicable to the principal executive officer and senior financial officers of the Registrant which is designed to deter wrongdoing and to promote:

(A) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(B) full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

(C) compliance with applicable governmental laws, rules and regulations;

(D) prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

(E) accountability for adherence to the Code of Ethics.

(c) During the period covered by this report, no amendments other than of a technical, administrative or non-substantive nature were made to the provisions of the code of ethics adopted in 2(a) above.

(d) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e) Not applicable.

(f) The Registrant has posted the text of the code of ethics adopted in 2(a) above on its Internet website at www.themexicofund.com under the heading “Corporate Governance.”

Item 3.	Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that Marc J. Shapiro qualifies as the Registrant’s “audit committee financial expert” as such term is interpreted in the Instructions to this Item 3. Mr. Shapiro is a member of the Registrant’s audit committee and is an “independent” director as interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d).

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year 2012	$131,600	$0	$24,400	$0
Fiscal Year 2013	$135,000	$0	$25,000	$32,000

All fees described above were pre-approved by the Registrant’s Audit Committee.

(e) (1) Below are the Registrant’s Pre-Approval Policies and Procedures.

PRE-APPROVAL POLICIES AND PROCEDURES

as adopted by the

AUDIT COMMITTEE

of

THE MEXICO FUND, INC. (“FUND”)

The Sarbanes-Oxley Act of 2002 (“Act”) and rules adopted by the Securities and Exchange Commission (“SEC”) require that the Fund’s Audit Committee pre-approve all audit services and non-audit services provided to the Fund by its independent accountant (“Auditor”).1 The Act and such SEC rules also require that the Fund’s Audit Committee pre-approve all non-audit services provided by the Auditor to (i) the Fund’s investment adviser, and (ii) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund (these entities are known as “Service Affiliates”) if the engagement for such entities relates directly to the operations and financial reporting of the Fund (“Covered Non-Audit Services”).2 At this time, the Fund has only one Service Affiliate, Impulsora del Fondo México, SC (“Impulsora”) so references to Service Affiliates throughout the procedures encompasses only Impulsora at this time.

[1]	The term “Auditor,” as used in these procedures, means the firm engaged to provide the Fund with services listed in Appendix A.
[2]	Examples of types of non-audit services that may be provided to the Fund or a Service Affiliate are listed in Appendix B. Note that applicable law also prohibits the provision of certain services by the Auditor to entities in the “investment company complex.” The “investment company complex” includes Service Affiliates and other entities. These prohibited services are listed in Appendix C. Investment Company Complex Entities are also listed in Appendix C.

The following policies and procedures govern the ways in which the Fund’s Audit Committee will consider the pre-approval of audit and non-audit services that the Auditor provides to the Fund, and Covered Non-Audit Services that the Auditor proposes to provide to Service Affiliates.3 These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to any services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with applicable legal requirements for pre-approval, and also provide a mechanism by which management of the Fund and any Service Affiliates may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

The following policies and procedures are adopted by the Audit Committee of the Fund.

A.	General

1.	The Audit Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Fund.

2.	The Audit Committee must pre-approve any engagement of the Auditor to provide Covered Non-Audit Services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Fund.

B.	Pre-Approval of Audit Services to the Fund

1.	The Audit Committee shall approve the engagement of the Fund’s Auditor for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member. (See Section D below.) In approving the Engagement, the Audit Committee shall obtain, review and consider information concerning the proposed Auditor sufficient to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Fund will receive.

2.	The Audit Committee shall report to the Fund’s board of directors (“Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.	Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) (“Independent Directors”).

[3]	Unless otherwise indicated by the context, the term “non-audit services” herein includes Covered Non-Audit Services for Impulsora, as well as non-audit services for the Fund.

C.	Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – by Types or Categories of Services

1.	The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Fund and Covered Non-Audit Services for Service Affiliates pursuant to this Section C.

2.	Annually, at such time as the Audit Committee considers the Engagement of the Auditor, management of the Fund and of any Service Affiliates, in consultation with the Auditor, shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Fund expects to request from the Auditor during the fiscal year; and (b) a list of those types of Covered Non-Audit Services that Services Affiliates expect to request from the Auditor during the fiscal year.

3.	The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

4.	The Audit Committee, after appropriate consideration of such information as it deems relevant, may pre-approve a non-audit service that is not a prohibited service (see Appendix C) if it specifically finds that the provision of such service is consistent with, and will not impair, the ongoing independence of the Auditor (the “Standard for Pre-Approval”). In connection with any such pre-approval, the Audit Committee may set such limits on fees and other conditions as it believes to be appropriate.

5.	The Audit Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Fund to utilize the Auditor for services qualifying within the types of non-audit services so pre-approved, if needed or desired during the fiscal year, subject to such conditions as may have been set by the Audit Committee.

6.	Fund management will distribute a list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – Project-by-Project Basis

1.	Non-audit services may be pre-approved on a project-by-project basis pursuant to this Section D, subject to the Standard for Pre-Approval in Section C.

2.

The Audit Committee, from time to time, may, by resolution, designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, (i) any non-audit services proposed to be provided to the Fund that have not been pre-approved in accordance with these Procedures, (ii) any Covered Non-Audit Services proposed to be provided to any Service Affiliate, that have not been pre-

approved in accordance with these Procedures and (iii) any proposed material change in the nature or cost of any non-audit service, including any Covered Non-Audit Service, previously approved. The authority delegated to the Designated Member shall be subject to such conditions as the Audit Committee may specify by resolution from time to time.

3.	Management of the Fund or of Impulsora, in consultation with the Auditor, may submit either to the Audit Committee or to a Designated Member for its consideration and action, a pre-approval request identifying one or more non-audit service projects for the Fund or Covered Non-Audit Service projects for Impulsora, as well as any material changes proposed in a service that has been pre-approved. Any request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request. For any material change in the nature or cost of a pre-approved service, the request shall also describe reasons why the change is requested.

4.	The Audit Committee or Designated Member, as applicable, will review the requested non-audit service or proposed material change in such service in light of the Standard for Pre-Approval in Section C. If the review is by a Designated Member, such Designated Member will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested service, or any proposed material change in such service, whether to the Fund or to Impulsora; or

(b)	refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit service or proposed material change in such service, the Designated Member shall take into account any restrictions placed by the Audit Committee on his pre-approval authority.

5.	The Designated Member’s pre-approval (or pre-approval subject to conditions) of a requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Fund or Impulsora, as the case may be, to utilize the Auditor for the non-audit service so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next regularly scheduled meeting.

E.	Covered Non-Audit Services Provided to Covered Entities Pursuant to Waiver

Note: It is generally expected that non-prohibited non-audit services, even when they do not involve significant fees, will be pre-approved in accordance with Section C or D.

1.	The Act provides a limited exception to the requirement that non-audit services (that are not prohibited services) must be pre-approved. This exception is designed to prevent the disqualification of the Auditor due to a minor oversight and is to be used only rarely and only if each of the following conditions is satisfied:

(a)	The aggregate fees and costs of all non-audit services (including Covered Non-Audit Services) that, but for the limited exception provided by this Section E, would require pre-approval by the Audit Committee constitutes no more than five percent of the total fees and costs paid by the Fund and Service Affiliates to the Auditor during the fiscal year during which such non-audit services are provided;

(b)	At the time of the engagement for such services, the Fund did not recognize that the services were “non-audit services” that required pre-approval; and

(c)	Each such service is (i) brought promptly to the attention of the Audit Committee, (ii) is approved prior to the completion of the audit by the Audit Committee or a Designated Member, in accordance with the Standard for Pre-Approval set forth in Section C and (iii) is approved based upon a determination that the service is eligible for the waiver provided by this Section E.

F.	Amendment; Annual Review

1.	The Audit Committee may amend these procedures from time to time.

2.	These procedures shall be reviewed annually by the Audit Committee.

G.	Recordkeeping

1.	The Fund shall maintain a written record of all decisions made by the Audit Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting material.

2.	In connection with the approval of any non-audit service pursuant to the de minimis exception provided in Section E of these procedures, a record shall be made indicating that each of the conditions for this exception has been satisfied.

3.	A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraph 1 and 2 of this Section G shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

As amended and restated through September 20, 2005

APPENDIX A

AUDIT SERVICES

For purposes of these Procedures, “audit services” include the following activities:

1.	Annual audit of the Fund’s financial statements and quarterly reviews.

2.	Other procedures, including review of tax provisions, that need to be performed by the Auditor in order to provide an opinion on the Fund’s financial statements, including tests performed to evaluate the Fund’s internal control systems, review of information systems and procedures.

3.	Preparation of the Auditor’s report on the Fund’s internal controls for financial reporting, and related procedures.

4.	Services that generally only the Auditor can provide, such as consents, comfort letters, assistance with and review of documents filed with the SEC, and statutory audits.

APPENDIX B

NON-AUDIT SERVICES

For purposes of these Procedures, the following services are “non-audit services.” If the services would be provided to a Service Affiliate and the engagement would relate directly to the operations and financial reporting of the Fund, these services would be Covered Non-Audit Services and, if not prohibited, are subject to the pre-approval requirements of these Procedures.

Audit-Related Services (traditionally performed by the firm engaged as Auditor)

1.	Audit of an employee benefit plan.

2.	Due diligence procedures related to mergers and acquisitions.

3.	Review of internal controls.

4.	Consultations concerning financial accounting and reporting standards.

Tax Services

1.	Tax compliance services, including preparation of tax returns.

2.	Tax planning and advice.

Other Non-Audit Services

1.	Advisory and consultation services.

2.	Other non-audit services not listed above.

APPENDIX C

PROHIBITED SERVICES

In considering whether to pre-approve a service, the Audit Committee should be aware that the Auditor is prohibited from providing certain services to any Investment Company Complex Entity, subject to limited exceptions noted below. Investment Company Complex Entities include:

1.	The Fund, its investment manager and investment adviser;

2.	Any entity controlling, controlled by the Fund’s investment manager or investment adviser, and any entity under common control with the Fund’s investment manager or investment adviser if such entity (a) is an investment manager or investment adviser, or (b) is in the business of providing administrative, custodian, underwriting, or transfer agent services to any investment company or investment adviser; and

3.	Any investment company (including entities that would be investment companies but for the exclusions provided by Section 3(c) of the Investment Company Act of 1940) advised by the Fund’s investment manager or investment adviser or by an entity in paragraph 2, above.

Note:	The term “investment adviser” for this purpose does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser.

The following entities are “Investment Company Complex Entities.”

Impulsora del Fondo México, SC

The following services may not be provided by the Fund’s Auditor to an Investment Company Complex Entity, subject to the exceptions noted:

1.	Bookkeeping or other services related to the accounting records or financial statements of an Investment Company Complex Entity, including;

•	Maintaining or preparing the accounting records for an Investment Company Complex Entity;

•	Preparing an Investment Company Complex Entity’s financial statements that are filed with the Securities Exchange Commission (“SEC”), or that form the basis that form the basis for such financial statements; or

•	Preparing or originating source data underlying an Investment Company Complex Entity’s financial statements.

2.	Financial information systems design and implementation, including:

•	Directly or indirectly operating, or supervising the operation of, an Investment Company Complex Entity’s information system or managing an Investment Company Complex Entity’s local area network.

•	Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to an Investment Company Complex Entity’s financial statements or other financial information systems taken as a whole.

3.	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

4.	Actuarial services.

This category includes any actuarially-oriented advisory service involving the determination of amounts recorded in an Investment Company Complex Entity’s financial statements and related accounts. This prohibition does not apply to providing assistance to an Investment Company Complex Entity in understanding the methods, models, assumptions, and inputs used in computing an amount.

5.	Internal audit outsourcing services.

This category includes any internal audit service for an Investment Company Complex Entity that has been outsourced by the Investment Company Complex Entity that relates to the Investment Company Complex Entity’s internal accounting controls, financial systems, or financial statements.

Exception: The foregoing services 1-5 may be provided if the Audit Committee reasonably concludes that the results of these services will not be subject to audit procedures during an audit of an Investment Company Complex Entity’s financial statements.

6.	Management functions.

This category includes acting, temporarily or permanently, as a director, officer, or employee of an Investment Company Complex Entity, or performing any decision-making, supervisory, or ongoing monitoring function for an Investment Company Complex Entity.

7.	Human resources.

Services in this category are:

•	searching for or seeking out prospective candidates for managerial, executive, or director positions;

•	engaging in psychological testing, or other formal testing or evaluation programs;

•	undertaking reference checks of prospective candidates for an executive or director position;

•	acting as a negotiator on behalf of an Investment Company Complex Entity, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

•	recommending, or advising an Investment Company Complex Entity to hire, a specific candidate for a specific job (except that the Fund’s independent accountant may, upon request by an Investment Company Complex Entity, interview candidates and advise the Investment Company Complex Entity on the candidate’s competence for financial accounting, administrative, or control positions).

8.	Broker-dealer, investment adviser, or investment banking services.

Services in this category are:

•	acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of an Investment Company Complex Entity;

•	making investment decisions on behalf of an Investment Company Complex Entity, or otherwise having discretionary authority over an audit client’s investments;

•	executing a transaction to buy or sell an audit client’s investment; or

•	having custody of assets of an Investment Company Complex Entity, such as taking temporary possession of securities purchased by an Investment Company Complex Entity.

9	Legal services.

A prohibited legal service is any service to an Investment Company Complex Entity that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

10.	Expert services unrelated to the audit.

This category includes providing an expert opinion or other expert service for an Investment Company Complex Entity, or an Investment Company Complex Entity’s legal representative, for the purpose of advocating an Investment Company Complex Entity’s interests in litigation or in a regulatory or administrative proceeding or investigation. This prohibition is not applicable to cases in which the Fund’s independent accountant provides a factual account, including testimony, of work performed, or explains the positions taken or conclusions reached during the performance of any services provided by the accountant to an Investment Company Complex Entity.

APPENDIX D

SERVICE AFFILIATES

Any non-prohibited Covered Non-Audit Service provided to the following entities must be pre-approved as provided in these Procedures:

Impulsora del Fondo México, SC, as Investment Adviser to the Fund.

Item 4	(cont’d)

(e) (2)	All services relating to the fees billed as disclosed in Items 4(a) through (d) were pre-approved by the Audit Committee.

(f)	Not applicable.

(g)	None

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are all of the Directors of the Registrant, except for Mr. José Luis Gómez Pimienta.

Item 6.	Schedule of Investments.

This schedule is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has adopted the following proxy voting policies and procedures.

THE MEXICO FUND, INC.

PROXY VOTING POLICY AND PROCEDURES

I. Statement of Policy

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by The Mexico Fund, Inc. (the “Fund”) and by the Board of Directors (“Board”) of the Fund with respect to voting securities held by the Funds. These Policies and Procedures are adopted to ensure compliance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the “1940 Act”) and other applicable obligations of the Fund under the rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff (“Staff”). It is the policy of the Fund to seek to assure that proxies received by the Fund are voted in the best interests of the Fund’s stockholders.

II. Definitions

A. “Best interests of Fund stockholders” - means stockholders’ best economic interest over the long term, i.e., the common interest that all stockholders have in seeing the value of a common investment increase over time. Stockholders may have differing political or social interests, but their best economic interest is generally uniform.

B. “Conflict of interest” - means circumstances when a proxy vote presents a conflict between the interests of Fund stockholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other, in how proxies are voted. In practical terms, these circumstances generally would arise when the Fund’s investment adviser knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a material conflict between its own interests and the interests of stockholders in how proxies of that issuer are voted. A conflict might exist in circumstances when the Fund’s investment adviser has actual knowledge of a material business arrangement between a particular proxy issuer (or closely affiliated entity) and the parent company or a corporate affiliate of the Fund’s investment adviser.

III. Delegation of Responsibility for Proxy Voting

A. The Fund’s Board annually evaluates its Fund’s contract with its investment adviser, and decides whether to renew the contract. This process gives the Fund an annual opportunity to ensure that investment adviser’s investment philosophy is generally consistent with its investment objectives and the best economic interests of its stockholders.

B. Because the investment philosophy of the Fund’s investment adviser is generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders, investment decisions for the Fund should generally be consistent with its investment adviser’s philosophy. In proxy voting decisions, as in other investment decisions, the Fund’s investment adviser is in the best position to determine whether a particular proxy proposal is consistent with its philosophy, and therefore generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders.

C. Accordingly, the Fund has chosen to delegate all responsibility for proxy voting to its investment adviser, provided that the Fund’s Board has the opportunity to periodically review and approve its proxy voting policies and any material amendments (and that the policies contains provisions to address any conflicts of interest as described below). Under this delegation, the investment adviser may vote, abstain from voting, or take no action on proxies for the Fund in any manner consistent with the its proxy voting policies (subject to provisions for addressing conflicts of interest). The Fund may revoke all or part of such delegation at any time by a vote of its Board. In the event that the Fund revokes the delegation of proxy voting responsibility to the investment adviser, the Fund will assume full responsibility for ensuring that proxies are voted in the best interest of its stockholders, and will promptly notify stockholders of the revocation. Thereafter, such Fund will vote proxies of portfolio securities consistently with the policies of the investment adviser, or develop its own basis for voting on particular matters.

D. This delegation generally applies to all proxy voting matters on which the Fund may vote, such as corporate governance matters; changes to capital structure, including increases and decreases of capital and preferred stock issuance; stock option plans and other management compensation issues; and social and corporate responsibility issues. This delegation permits the investment adviser to vote (or abstain from voting or take no action on) proxies relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted, and to vote based on the decisions of the investment adviser or on provisions of the investment adviser’s proxy policies that may support or give weight to the views of management of a portfolio company.

IV. Conflicts of Interest

A. The Fund recognizes that in unusual circumstances, a conflict of interest in how proxies are voted may appear to exist, such as when its investment adviser knowingly does business with a particular proxy issuer or closely affiliated entity or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity, and the adviser’s parent or an affiliated subsidiary.

B. In those circumstances, to avoid any appearance concerns, the Fund believes it is appropriate for the investment adviser to follow an alternative voting procedure rather than to vote proxies in the investment adviser’s sole discretion. Some examples of acceptable alternative voting procedures for resolving conflicts of interest include the following:

(1) Causing the proxies to be voted in accordance with the recommendations of an independent service provider, if available, that the investment adviser may use to assist it in voting proxies;

(2) Notifying the Fund’s Board, a designated Board committee or a representative of either, of the conflict of interest and seeking a waiver of the conflict to permit the investment adviser to vote the proxies as it chooses under its usual policy; or

(3) Forwarding the proxies to the Fund’s Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself.

C. The Fund generally delegates all responsibility for resolving conflicts of interest to the Fund’s investment adviser, provided that the investment adviser’s proxy voting policy (as approved by the Fund’s Board) includes acceptable alternative voting procedures for resolving material conflicts of interest, such as the procedures described above. Under this delegation, the investment adviser may resolve conflicts of interest in any reasonable manner consistent with the alternative voting procedures described in its proxy voting policy. The Fund may revoke all or part of this delegation at any time by a vote of its Board. In the event that the Fund revokes the delegation of responsibility for resolving conflicts of interest to the investment adviser, the Fund will seek to resolve any conflicts of interest in the best interest of stockholders. In doing so, the Fund may follow any of the procedures described in Paragraph IV.B., above.

V. Disclosure of Policy or Description/Proxy Voting Record

A. The Fund will disclose its proxy voting policy or a description of it (and the investment adviser’s proxy voting policy, or a description of them), in the Fund’s annual report on Form N-CSR (beginning with the first annual report filed on or after July 1, 2003). The Fund will disclose that this proxy voting policy or a description of it (and the investment adviser’s proxy voting policy or a description) is available without charge, upon request, (i) by calling, a toll-free (or collect) telephone number, (ii) on the Fund’s website; and (iii) on the SEC’s website at www.sec.gov. Upon any request for a proxy voting policy or description of it, the policy or the description (or a copy of the most recent annual report containing the policy or description) will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

B. The Fund also will disclose in its annual report (beginning with the first annual update filed on or after August 31, 2004) that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30, without charge, upon request, (i) by calling, a toll-free (or collect) telephone number, or on or through the Fund’s website or both; and (ii) on the SEC’s website at http://www.sec.gov. Upon any request for the Fund’s proxy voting record, a copy of the information disclosed in its most recent Form N-PX will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

C. The Fund will file Form N-PX, completed and signed in the manner required, containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC (beginning August 31, 2004).

D. The Fund will disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any stockholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security except to the extent not available through reasonably practicable means;

•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security except to the extent not available through reasonably practicable means;

•	The stockholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Fund cast its vote on the matter;

•	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Fund cast its vote for or against management.

Adopted effective June 9, 2003.

IMPULSORA DEL FONDO MÉXICO, SC

PROXY VOTING POLICIES AND PROCEDURES

I. Introduction

To comply with the Rule 206(4)-6 and certain provisions of Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable fiduciary obligations under rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) and interpretations of its staff, Impulsora del Fondo México, SC (the “Adviser”) has adopted these Proxy Voting Policies and Procedures.

In developing the Proxy Voting Policies and Procedures, the Adviser has taken into account the substantial differences between proxy voting at stockholders’ meetings held in the United States of America and proxy voting in Mexico. The Proxy Voting Policies and Procedures are reasonably designed to ensure that proxies are voted in the best interests of The Mexico Fund, Inc. (the “Fund”)(to the extent that the Fund is the Adviser’s only client at this time) and its stockholders, in accordance with the Adviser’s fiduciary duties and Rule 206(4)-6 under the Advisers Act. “Best interests” means the Fund’s best economic interest over the long term, that is, the common interest that all clients of an investment adviser share in seeing the value of a common investment increase over time.

These Proxy Voting Policies and Procedures incorporate the principles and guidance set forth in Investment Advisers Act Release No. IA-2106 for investment advisers and IC-25922 for investment companies to the extent applicable to the Fund. These Proxy Voting Policies and Procedures shall be reviewed by the Board of the Adviser annually and may be amended as required to comply with applicable law and to reflect changes in proxy voting and stockholders’ meetings in Mexico.

II. Stockholders’ Meetings and Proxy Voting in Mexico

In Mexico, issuers typically do not send proxy voting materials to their stockholders. A stockholders’ meeting is called through the publication of the call and the agenda in a major newspaper in Mexico or the Official Bulletin. The calls are issued by the Board of Directors of the issuers and, occasionally by the Statutory Auditors. The only information disclosed to stockholders is the Agenda for the meeting. Materials addressing some of the topics included in the Agenda are generally available at the offices of the issuer.

Stockholders’ meetings in Mexico are considered Ordinary, Extraordinary or Special depending on the topics that are submitted for approval.

Annual Ordinary Stockholders’ meetings are called for the purpose of: (i) approving the Annual Report of the Board of Directors to stockholders, which includes the audited Annual Financial Statements; (ii) declaring dividends; (iii) electing Directors and other Officers and (iv) approving the compensation to Directors and other Officers.

Extraordinary Stockholder meetings are called to address topics such as dissolution and liquidation of the corporation, increase or reduction of the capital stock, transformation, merger or spin-up, issuance of preferential stock or bonds and amendment to the issuers By-laws. Special meetings are called to adopt resolutions on issues that require a vote from a particular Series or Class of shares.

There is no proxy solicitation effort as in the United States of America. Typically, there is only one call approved by the Board of Directors or Statutory Auditors for each stockholders’ meeting.

III. Policies (Principles)

A. The Adviser has the fiduciary obligation to vote at the stockholders’ meetings called by the issuers of securities held in the portfolio of its clients. It must be noted, though, that some portfolio holdings are of Series “A” shares which do not have voting power. In these cases, the Adviser only attends stockholders’ meetings as an observer.

B. The Adviser must exercise its voting authority in the best interests of its client and must not subrogate a client’s interest to its own.

C. The Adviser must monitor corporate events relating to issuers in which it has invested client assets and seek to obtain all relevant information about its investments for a client.

D. In accordance with the procedures specified below, the Adviser must identify the cases when it may be faced with a potential material conflict of interest in voting shares of portfolio investments in the best interest of its clients. A “material conflict of interest” may exist when the Adviser or its representatives knowingly does business or is otherwise associated with a particular issuer or closely affiliated entity of the issuer in which client assets are invested, which may appear to create a material conflict between the interests of the Adviser and the interests of the client in how proxies are voted. At this time, since the Fund is the Adviser’s only client, potential conflicts of interest could arise where affiliated persons of the Fund or the Adviser have a significant investment in the securities (5% or more of the outstanding securities), or are directors, officers or employees, of a given issuer in which the Fund is invested. Whether such a conflict is material will depend on the facts and circumstances involved.

E. If a potential material conflict of interest exists, the Adviser must exercise its voting authority after careful investigation and research of the issues involved in accordance with the procedures mentioned below. The Adviser could consult with third parties in the cases where the information available is insufficient to make a final judgment on how to vote the securities. In exceptional cases, the Adviser could make the determination that not voting the securities is, under the circumstances, in the best interest of its client.

IV. Proxy Voting Procedures

A. The Adviser’s Compliance Officer (“Contralor Normativo”) will have the responsibility of monitoring corporate events of all of the issuers in a client’s investment portfolio. The Adviser’s Compliance Officer is responsible for (1) implementing and updating these policies and procedures; (2) overseeing the proxy voting process; (3) consulting with the portfolio manager for the relevant portfolio security; and (4) overseeing voting execution and recordkeeping.

B. The Adviser’s Compliance Officer will have the responsibility to obtain all necessary information on the issuer and on the topics included in the Agenda, once a call for any stockholders’ meeting is published in accordance with Mexican law.

C. The Adviser’s Compliance Officer will identify in which cases, in exercising voting rights, the Adviser could be faced with a potential material conflict of interest. When a material conflict of interest between the Adviser and a client appears to exist, the Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these policies and procedures if it involves little or no discretion (i.e., if it is a routine matter); (2) vote as recommended by an independent third party, if available, which has no knowledge of the nature of the material conflict of interest or does not itself have a material conflict of interest; (3) erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; or (4) if possible, notify the client of the material conflict of interest and seek a waiver of the conflict.

D. The Adviser’s general voting philosophy is as follows:

1) Support existing management on votes on the financial statements of the issuer and the election of the Board of Directors;

2) Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

3) Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of dividends.

E. If in the opinion of the Adviser’s Compliance Officer the matters included in the Agenda are of an extraordinary nature, or an Extraordinary or Special Meeting has been called, he will need to further investigate and analyze all the information and documentation on the subject matter that is available. In this process, he will consult with other officers of the Adviser, and the Adviser’s and client’s outside legal counsel if necessary, to reach a decision as to how to vote. Such matters will be voted on a case by case basis. Matters which are considered to be of an extraordinary nature include, but are not limited to, delisting of the securities of an issuer in which the Fund has invested from the Bolsa, mergers, spinoffs, and liquidation and dissolution involving an issuer in which the Fund has invested.

F. The Adviser may take a limited role in voting proxies, including abstention or not voting a proxy under the following circumstances:

(1) where the effect on stockholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant;

(2) where the costs of voting the proxy are prohibitive; and

(3) in some cases, if the securities are on loan.

V. Disclosure

A. The Adviser will disclose to the Fund and any other clients in the United States its Proxy Voting Policies and Procedures and provide a copy upon request.

B. The Adviser will provide all necessary information to the Fund, for compliance with its Form N-PX filing on a timely basis.

C. Upon written request from a client, the Adviser will make available a record of how the Adviser voted proxies relating to portfolio securities during the most recent twelve month period ended June 30.

VI. Records

A. The Adviser will maintain records of all proxies voted.

B. As required by Rule 204-2(c), such records will include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written request for proxy voting records and the Adviser’s written response to any client request for such records.

C. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Adviser.

VII. Review of Policies and Procedures

These policies and procedures will be subject to review on an annual basis, or more frequently, if deemed appropriate by the Adviser.

VIII. Effective Date

These Proxy Voting Policies and Procedures of the Adviser are effective as of June 19, 2003.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a) (1) A committee of persons associated with the Fund or the Investment Adviser of the Fund (the “Portfolio Management Committee”) is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Below is a table reflecting the information requested for each member of the Portfolio Management Committee. This information is current as of October 31, 2013.

Name	Title	Length of Service with Investment Adviser	Business Experience During Past 5 Years	Role on Portfolio Management Committee
José Luis Gómez Pimienta	President and General Director	Since inception	Mr. Gómez Pimienta has over three decades of experience investing in the Mexican securities market. He has been the President of the Fund since its inception and has also served as a Director since 1989. Mr. Gómez Pimienta has been Chairman of the Board of the Fund’s Investment Adviser, Impulsora del Fondo México, S.C., since 1987 and Chief Executive Officer of the Fund since inception.	Mr. Gómez Pimienta oversees the full operation of the Fund’s Investment Adviser, and any determinations made by the Portfolio Management Committee.
Alberto Osorio Morales	Senior Vice President and Finance Director	Since 1991	Mr. Osorio currently serves as Director General Adjunto (Deputy Director) of the Fund’s Investment Adviser, Impulsora del Fondo México, S.C. since 2008 and has been an employee of the Investment Adviser since 1991.	Mr. Osorio participates in the investment decision-making processes of the Portfolio Management Committee. He also oversees the analysis of financial and quantitative information of equity issuers listed on the Bolsa Mexicana de Valores (Mexican Stock Exchange), and makes recommendations to the Committee regarding purchases or sales of portfolio securities.

Name	Title	Length of Service with Investment Adviser	Business Experience During Past 5 Years	Role on Portfolio Management Committee
Eduardo Solano Arroyo	Director of Economic Analysis	Since 1991	Mr. Solano has served as Director of Economic Research of the Fund’s Investment Adviser, Impulsora del Fondo México, S.C. since 1997 and has been an employee of the Investment Adviser since 1991.	Mr. Solano participates in the investment decision-making processes of the Portfolio Management Committee, and also analyzes the Mexican economic environment and its potential impact on the Fund’s portfolio.
Alberto Gómez Pimienta	Operations Director	Since 2009	Alberto Gómez Pimienta served as Corporate Treasurer for Cargill, Inc. in Mexico from 2006 to 2008. Previously, Mr. Gómez Pimienta served in several positions in Mexican brokerage houses, pension fund administrators and banks. Mr. Gómez Pimienta has over 25 years of experience in the Mexican securities market.	Mr. Gómez Pimienta participates in the investment decision-making processes of the Portfolio Management Committee and monitors the trading and reporting activities of the brokerage houses used in connection with the Fund’s investments.

(a) (2) Not applicable.

(a) (3) Compensation.

Components of compensation.

As of October 31, 2013, all of the individuals identified in the table above in response to paragraph (a)(1) are compensated through a base salary and a variable bonus that is paid in December of each year. There are no deferred compensation or pension/retirement plans. All of the individuals identified in the table above in response to paragraph (a)(1) participate in a stock option plan maintained by the Investment Adviser.

Criteria on which compensation is based.

The base salary of the individuals identified in the table above in response to paragraph (a)(1) is fixed, and is generally adjusted on an annual basis at a rate similar to the inflation rate in Mexico. Experience and level of responsibility held within the Investment Adviser are taken into account in determining the base salary of each individual.

The annual bonus is calculated based on individual performance and responsibilities. The total amount of bonuses should not exceed 40% of the Investment Adviser’s operating profit.

The Investment Adviser has a Compensation Committee whose members are appointed by its Board of Directors. The formula utilized to calculate the annual bonus was adopted by the Compensation Committee and ratified by the Board of Directors of the Investment Adviser. There are no other benchmarks or variables utilized to calculate compensation to the individuals identified in the table above in response to paragraph (a)(1).

(a) (4) Dollar Range of Equity Securities Beneficially Owned.

As of the end of the Fund’s most recently completed fiscal year, October 31, 2013, Mr. José Luis Gómez Pimienta was the beneficial owner of over $1,000,000 of equity securities of the Fund4 and Mr. Osorio was the beneficial owner of $50,001-$100,000 of equity securities of the Fund. None of the other individuals identified in the table above in response to paragraph (a)(1) had beneficial ownership of any equity securities of the Fund.

[4]	This amount includes the disposition of 93,059 shares by Impulsora del Fondo Mexico, S.C., the Fund’s Investment Adviser, which may be attributable to Mr. Gómez Pimienta as a result of Rule 16a-1(a)(2)(iii) under the Securities Exchange Act of 1934, as amended (“Exchange Act”). Mr. Gómez Pimienta is the President and Chief Executive Officer of Impulsora del Fondo Mexico, S.C. and owns directly 2.11% of its capital. Nevertheless, pursuant to Exchange Act Rule 16a-1(a)(4), Mr. Gómez Pimienta disclaims beneficial ownership.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES
Period from April 30, 2013 to October 31, 2013 (A)	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month # 1
May 1, 2013 to May 31, 2013	0	$0	0	0
Month # 2
June 1, 2013 to June 30, 2013	0	$0	0	0
Month # 3
July 1, 2013 to July 31, 2013	0	$0	0	0
Month # 4
August 1, 2013 to August 31, 2013	0	$0	0	0
Month # 5
September 1, 2013 to September 30, 2013	0	$0	0	0
Month # 6
October 1, 2013 to October 31, 2013	0	$0	0	0
Total	0	$0	0	0

(A)	Under its open market share repurchase policy, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to NAV.

Item 10.	Submission of Matters to a Vote of Security Holders.

Information regarding material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors is included as part of the report to stockholders filed under Item 1 of this Form.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported on a timely basis.

(b) At the date of filing of this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1) Not applicable.

(a) (2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 of the Investment Company Act of 1940, as amended, is filed herewith as Exhibit 99.CERT.

(b) A certification of the principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith as Exhibit 99.906CERT.

(c) A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Plan since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2), as required by the terms of the Fund’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MEXICO FUND, INC.

By*	/s/ José Luis Gómez Pimienta

Jośe Luis Gómez Pimienta
President and Principal Executive Officer

Date: December 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	/s/ José Luis Gómez Pimienta

José Luis Gómez Pimienta
President and Principal Executive Officer

Date: December 23, 2013

By*	/s/ Alberto Osorio

Alberto Osorio
Senior Vice President, Treasurer and Principal Financial Officer

Date: December 23, 2013

*	Print the name and title of each signing officer under his or her signature.